UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2011

VIEW SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                       000-30178                             59-2928366

(State or other jurisdiction                            (Commission                     (IRS Employer

        of incorporation)                                       File Number)                   Identification No.)

1550 Caton Center Drive, Suite E, Baltimore, MD 21227

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 410-242-8439

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       (17 CFR    240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant’s Certifying Accountant.

(a)   Previous Independent Auditors:

(i) As previously reported, the Company was informed by the U.S. Securities & Exchange Commission (SEC) on January 4, 2011 that we may not include any audit report prepared by Larry O’Donnell, CPA, P.C. in any filings with the Commission.  Because the Company has a registration statement on Form S-1 pending with the SEC containing audit reports prepared by Larry O’Donnell, CPA, P.C., we must obtain a re-audit of  our financial statements for the year ended December 31, 2009 before the Form S-1 registration statement will be declared effective by the SEC.

As previously reported, Larry O’Donnell, CPA, P.C. had resigned as our independent accountant engaged as the principal accountant to audit our financial statements, and, as reported in our Form 10-Q filed on November 15, 2010, on November 1, 2010, the Company had engaged R.R. Hawkins and Associates International, a PC (“Hawkins”), as its independent public accounting firm to review our report for the period ended September 30, 2010 and to audit the Company’s financial statements for the year ended December 31, 2010.

Meanwhile, we were not able to negotiate mutually acceptable terms for the expense of two audits conducted simultaneously by Hawkins, in part because the Company had not paid Hawkins for its services, and Hawkins and the Company mutually elected not to continue the engagement as of approximately January 19, 2011. The Company and Hawkins have since resolved the issue of payment.

(ii) Hawkins did not render an accountant’s report on the financial statements of the Company for any fiscal year.

(iii) In connection with its review of the Company’s financial statements during the Company's third quarter of 2010, and through January 19, 2011, there have been no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hawkins would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(iv) During the two most recent audit periods, and through the date of Hawkins’ election not to continue, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(v) The Company requested that Hawkins furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

(b)   New Independent Auditors:

On January 19, 2011, the Company engaged Robert L. White & Associates, Inc. as its registered independent public accounting firm.  The independent accountant was engaged to audit the Company’s financial statements for the years ended December 31, 2010 and December 31, 2009.  During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Robert L. White & Associates, Inc. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from R.R. Hawkins and Associates International to the Securities and Exchange Commission dated February 28, 2011.

View Systems, Inc. (Registrant)

Date: March 1, 2011

/s/ Gunther Than

Gunther Than, CEO

(Signature)*

 *Print name and title of the signing officer under his signature.